UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 26, 2004

Total Logistics, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	001-14171	39-1915787
(State or other jurisdiction of incorporation)	(Commission file number)	(Identification No.)

700 N. Water Street, Suite 1200, Milwaukee, Wisconsin	53202
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code (414) 291-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 26, 2004, Total Logistics, Inc. issued a press release announcing its financial results for its third quarter ended September 30, 2004. The press release is being furnished with this Form 8-K as Exhibit 99.

Item 9.01. Financial Statements Exhibits.

Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits. The following exhibit is being furnished herewith:

Exhibit No.	Exhibit
99	Total Logistics, Inc. Press Release dated October 26, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Total Logistics, Inc.

Date: October 27, 2004	By:	/s/ William T. Donovan
William T. Donovan
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99	Total Logistics, Inc. Press Release dated October 26, 2004